--------------------------------------------------------------------------------
                                 MORGAN STANLEY
                                   DEAN WITTER
                                   HIGH YIELD
                                   FUND, INC.
--------------------------------------------------------------------------------




                                  ANNUAL REPORT
                                DECEMBER 31, 1999
                           MORGAN STANLEY DEAN WITTER
                           INVESTMENT MANAGEMENT INC.
                               INVESTMENT ADVISER


                           MORGAN STANLEY DEAN WITTER
                              HIGH YIELD FUND, INC.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------





DIRECTORS AND OFFICERS


Barton M. Biggs
CHAIRMAN OF THE BOARD    William G. Morton, Jr.
OF DIRECTORS             DIRECTOR

Michael F. Klein         Stefanie V. Chang
PRESIDENT AND DIRECTOR   VICE PRESIDENT

Peter J. Chase           Harold J. Schaaff, Jr.
DIRECTOR                 VICE PRESIDENT

John W. Croghan          Joseph P. Stadler
DIRECTOR                 VICE PRESIDENT

David B. Gill            Mary E. Mullin
DIRECTOR                 SECRETARY

Graham E. Jones          Belinda A. Brady
DIRECTOR                 TREASURER

John A. Levin            Robin L. Conkey
DIRECTOR                 ASSISTANT TREASURER

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Morgan Stanley Dean Witter Investment Management Inc.
1221 Avenue of the Americas
New York, New York 10020
--------------------------------------------------------------------------------
ADMINISTRATOR
The Chase Manhattan Bank
73 Tremont Street
Boston, Massachusetts 02108
--------------------------------------------------------------------------------
CUSTODIANS
The Chase Manhattan Bank
3 Chase MetroTech Center
Brooklyn, New York 11245
--------------------------------------------------------------------------------
SHAREHOLDER SERVICING AGENT
American Stock Transfer & Trust Company
40 Wall Street
New York, New York 10005
(800) 278-4353
--------------------------------------------------------------------------------
LEGAL COUNSEL
Rogers & Wells LLP
200 Park Avenue
New York, New York 10166
--------------------------------------------------------------------------------
INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
For additional Fund information, including the Fund's net asset value per share and information regarding the investments comprising the Fund's portfolio, please call 1-800-221-6726 or visit our website at www.msdw.com/institutional/ investmentmanagement.

LETTER TO SHAREHOLDERS
----------------------

For the year ended December 31, 1999, the Morgan Stanley Dean Witter High Yield Fund, Inc. (the "Fund") had a total return, based on net asset value per share, of 6.34% compared to 3.28% for the CS First Boston High Yield Index (the "Index"). For the period from the Fund's commencement of operations on November 30, 1993 through December 31, 1999, the Fund's total return, based on net asset value per share, was 83.62% compared to 54.80% for the Index. On December 31, 1999, the closing price of the Fund's shares on the New York Stock Exchange was $11 1/16, representing a 13.1% discount to the Fund's net asset value per share.


High yield bonds experienced a mixed year in 1999 but still managed to outperform higher quality bonds for the year. Higher interest rates, Y2K fears and higher default rates all caused the prices of most high yield bonds to fall during the year. However, the high current income generated by the market resulted in positive returns for the Index and enabled high yield bonds to outperform treasuries and high quality corporate bonds.

The high yield market began the year with a rally in January, and it remained fairly strong through April. The market then experienced difficulties for the next six months as a large supply of new issues hit the market at the same time that investors and dealers pulled away from the market due to Y2K concerns, higher interest rates and an increase in defaults. Finally, the year ended with a rally as investors returned to the market as Y2K fears diminished and default rates leveled off.

Results relative to the Index were positively impacted by exposure to non-U.S. issues and an overweighting in the telecommunications sector. Emerging markets debt recovered well in 1999, experiencing the highest returns of any fixed income asset class. The telecommunications sector was one of the best performing sectors in the high yield market led by strong growth and a high level of merger and investment activity. We also did a good job of avoiding problem credits throughout the year. Negatively impacting our performance was our underweighting of the energy and paper sectors, which performed well in 1999.

The Fund remains overweighted in the telecommunications and emerging market sectors, where we continue to find the most value, and, to a lessor extent, in the gaming and healthcare sectors. We have less-than-index exposure to the consumer, media, commodity and cyclical sectors. We are also finding value in securities of selected Western European issuers. As a result of our valuation discipline, the Fund continues to maintain an average credit quality that is higher than that of the Index, while the interest-rate sensitivity is close to that of the Index.

Even with the rebound we saw in November and December, spreads on high yield bonds still remain historically wide. We believe that the high-yield market is undervalued at a time when the fundamental credit quality of most high-yield issuers is quite strong and the U.S. and global economies continue to show strength. Consequently, we believe the high yield market should perform well in the near future, and we continue to find attractive investment opportunities in this market using our strict valuation criteria.

Finally, the Fund completed its rights offering in late September and raised approximately $30.9 million in net proceeds. With the cash raised from the offering, we have been systematically buying for the Fund, adding to some of our current positions and buying attractive new names, as well. The weak technical factors in the market prior to the rights offering provided many attractive opportunities in the marketplace. We have aggressively deployed the cash raised, and are hopeful for a strong market in the months ahead.

Sincerely,

/s/ Michael F. Klein

Michael F. Klein
PRESIDENT AND DIRECTOR

January 2000

THE INFORMATION CONTAINED IN THIS OVERVIEW REGARDING SPECIFIC SECURITIES IS FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A
RECOMMENDATION TO PURCHASE OR SELL THE SECURITIES MENTIONED.

-------------------------------------------------------------------------------

DAILY NET ASSET AND MARKET VALUES, AS WELL AS MONTHLY PORTFOLIO INFORMATION FOR THE FUND, ARE AVAILABLE ON OUR WEBSITE AT www.mdsw.com/institutional/investmentmanagement.

Morgan Stanley Dean Witter High Yield Fund, Inc.
Investment Summary as of December 31, 1999 (Unaudited)
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

HISTORICAL
INFORMATION
                                                       TOTAL RETURN (%)
-----------------------------------------------------------------------------------------------------------
                        MARKET VALUE (1)              NET ASSET VALUE (2)                 INDEX (3)
                    ----------------------         -----------------------        -------------------------
                                   ANNUAL                          ANNUAL                           ANNUAL
                    CUMULATIVE     AVERAGE         CUMULATIVE      AVERAGE        CUMULATIVE        AVERAGE
                    ----------     -------         ----------      -------        ----------        -------
One Year             -18.14%       -18.14%           6.34%+          6.34%+         3.28%            3.28%
Five Year             77.58         12.17           94.36+          14.21+         54.38             9.07
Since Inception*      48.75          6.74           83.62+          10.50+         54.80             7.44

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.
--------------------------------------------------------------------------------
RETURNS AND PER SHARE INFORMATION

                                                               YEAR ENDED DECEMBER 31,

                                         1993*      1994       1995      1996      1997      1998      1999
                                         -----      ----      ----       ----      ----      ----      ----

Morgan Stanley Dean Witter High Yeild Fund, Inc. (2)
CS First Boston High Yield Index (3)

                                                               YEAR ENDED DECEMBER 31,

                                         1993*      1994       1995      1996      1997      1998      1999
                                         -----      ----      ----       ----      ----      ----      ----
Net Asset Value Per Share. . . . . .    $14.10     $11.96    $13.63     $14.45    $15.19    $13.62    $12.73
Market Value Per Share . . . . . . .    $14.75     $11.38    $12.88     $14.63    $16.06    $15.38    $11.06
Premium/(Discount) . . . . . . . . .       4.6%      -4.8%     -5.5%       1.3%      5.7%     12.9%    -13.1%
Income Dividends . . . . . . . . . .        --     $ 1.37    $ 1.27     $ 1.42    $ 1.36    $ 1.42    $ 1.38
Capital Gains Distributions. . . . .        --         --        --         --    $ 0.48    $ 0.83        --
Fund Total Return (2). . . . . . . .      0.00%     -5.53%    26.07%     17.52%    18.48%     4.12%     6.34%+
Index Total Return (1)(3). . . . . .      1.26%     -0.98%    17.39%     12.40%    12.65%     0.58%     3.28%

(1)  Assumes dividends and distributions, if any, were reinvested.
(2) Total investment return based on net asset value per share reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market value due to differences between the market price of the stock and the net asset value per share of the Fund.
(3) The CS First Boston High Yield Index is an unmanaged index of high yield corporate bonds.
  *  The Fund commenced operations on November 30, 1993.
  + This return does not include the effect of the rights issued in connection with the Rights offering.

Morgan Stanley Dean Witter High Yield Fund, Inc.
Portfolio Summary as of December 31, 1999
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
DIVERSIFICATION OF TOTAL INVESTMENTS

                                     [CHART]

Debt Securities                    (96.5%)
Equity Securities                   (3.4%)
Short-Term Investments              (0.1%)

--------------------------------------------------------------------------------
INDUSTRIES

                                     [CHART]

Communications                         (24.7%)
Sovereign and Emerging Markets         (10.5%)
Cable                                   (8.4%)
Health Care                             (7.5%)
Gaming                                  (6.7%)
Retail                                  (6.5%)
General Industrial                      (6.3%)
Media & Entertainment                   (4.1%)
Packaging                               (3.8%)
Metals                                  (3.7%)
Other                                  (17.8%)

--------------------------------------------------------------------------------
TEN LARGEST HOLDINGS*

                                              PERCENT OF
                                                 TOTAL
                                              INVESTMENTS
--------------------------------------------------------------------------------
1.  Columbia/HCA Healthcare              4.2%
2.  Nextel Communications, Inc.          2.7
3.  Aldelphia Communications             2.3
4.  DR Securitized Lease Trust           2.2
5.  RSL Communications Ltd.              2.2
6.  Tenet Healthcare Corp.               2.1
7.  Station Casinos, Inc.                2.0
8.  Intermedia Communications, Inc.      1.9
9.  Waste Management, Inc.               1.8
10. Chancellor Media Corp.               1.7
                                        ----
                                        23.1%
                                        ----
                                        ----

   * Excludes short-term investments.

FINANCIAL STATEMENTS
---------
STATEMENT OF NET ASSETS
(SHOWING PERCENTAGE OF TOTAL VALUE OF INVESTMENTS)
---------
DECEMBER 31, 1999

                                              FACE
                                              AMOUNT                VALUE
                                              (000)                 (000)
-------------------------------------------------------------------------------
CORPORATE BONDS AND NOTES (84.5%)
-------------------------------------------------------------------------------
CABLE (8.4%)
     Adelphia Communications 'B'
      7.75%, 1/15/09                       U.S.$  1,300      U.S.$      1,165
 (e,d)8.375%, 2/1/08                              2,050                 1,912
      9.375%, 11/15/09                            1,250                 1,231
   (e)9.875%, 3/1/07                                200                   203
     CSC Holdings, Inc.
      7.25%, 7/15/08                              1,600                 1,520
   (d)9.875%, 5/15/06                             1,470                 1,547
(d)Lenfest Communications, Inc.
      7.625%, 2/15/08                               800                   780
      8.375%, 11/1/05                               625                   638
(b)NTL, Inc.
      0.00%, 4/1/08                               2,325                 1,598
(b)NTL, Inc. 'B'
      0.00%, 4/1/08                        GBP      750                   809
     Rogers Cablesystems
      10.125%, 9/1/12                      U.S.$  1,400                 1,496
(b) Telewest Communication plc
      0.00%, 4/15/09                       GBP    2,100                 2,105
(e)United Pan-Europe Communications NV
      10.875%, 8/1/09                      U.S.$  1,400                 1,414
                                                             -------------------
                                                                       16,418
                                                             -------------------
--------------------------------------------------------------------------------
CHEMICALS (2.6%)
(e)Huntsman ICI Chemicals
      10.125%, 7/1/09                      EUR      750                   781
      10.125%, 7/1/09                      U.S.$    750                   774
(d)ISP Holdings, Inc. 'B'
      9.00%, 10/15/03                             2,450                 2,413
(e)Lyondell Chemical Co.
      9.625%, 5/1/07                              1,000                 1,023
                                                             -------------------
                                                                        4,991
                                                             -------------------
--------------------------------------------------------------------------------
COMMUNICATIONS (22.4%)
(e)American Cellular Corp.
      10.50%, 5/15/08                             1,355                 1,494
(e)AMSC Acquisition Co., Inc. 'B'
      12.25%, 4/1/08                              1,810                 1,421
(e)Centennial Cellular
      10.75%, 12/15/08                            1,755                 1,878
(d,e)Dobson Communications Corp.
      11.75%, 4/15/07                             1,045                 1,207
(b) Dolphin Telecommunications plc
      0.00%, 6/1/08                        EUR    1,520                   759
(e) 0.00%, 5/15/09                         U.S.$  2,000                   930
    Espirit Telecom Group 'DM'
      11.50%, 12/15/07                     EUR      665                   684
(d)Global Crossing Holdings Ltd.
      9.625%, 5/15/08                      U.S.$  1,720                 1,716
(d)Globalstar LP
      11.375%, 2/15/04                     U.S.$  1,050      U.S.$        693
     Hermes Europe Railtel B.V.
      10.375%, 1/15/09                            1,125                 1,114
      11.50%, 8/15/07                               945                   973
(b,d,e)Hyperion Telecommunications, Inc.
      0.00%, 4/15/03                              1,580                 1,404
(b,d,e)Intermedia Communications, Inc. 'B'
      0.00%, 7/15/07                              4,860                 3,621
(c) Iridium LLC/Capital Corp. 'A'
      13.00%, 7/15/05                             1,650                    74
(d,e)Metromedia Fiber Network
      10.00%, 12/15/09                     EUR    1,550                 1,618
     Nextel Communications, Inc.
(b,d,e)0.00%, 9/15/07                      U.S.$  6,125                 4,594
  (b,e)0.00%, 2/15/08                               500                   352
   (f) 9.75%, 8/15/04                               315                   324
    NEXTLINK Communications, Inc.
   (b) 0.00%, 4/15/08                             3,050                 1,998
   (d)10.75%, 11/15/08                              225                   232
(d,e)Primus Telecommunications Group, Inc.
      11.25%, 1/5/09                              1,500                 1,451
(e)Primus Telecommunications Group, Inc. 'B'
      9.875%, 5/15/08                             1,000                   920
(d,e)PSINet, Inc.
      11.00%, 8/1/09                                960                   979
(e)PSINet, Inc. 'B'
      10.00%, 2/15/05                               960                   950
(b,d)RCN Corp.
      0.00%, 10/15/07                             3,200                 2,280
(b,e)Rhythms NetConnections, Inc. 'B'
      0.00%, 5/15/08                              1,785                   964
(b,e)RSL Communications Ltd.
      0.00%, 3/15/08                       EUR    1,380                   884
(e)RSL Communications Plc
   (b)0.00%, 3/1/08                        U.S.$  1,500                   922
      9.125%, 3/1/08                              1,700                 1,513
      12.00%, 11/1/08                               900                   909
      12.25%, 11/15/06                               88                    90
(e)Tele1 Europe B.V.
      13.00%, 5/15/09                             1,910                 1,982
(b,d)Viatel, Inc.
      0.00%, 4/15/08                              1,800                 1,134
(e)Voicestream Wire Co.
      10.375%, 11/15/09                             565                   582
(b) WAM! Net, Inc. 'B'
      0.00%, 3/1/05                               1,875                 1,125
                                                             -------------------
                                                                       43,771
                                                             -------------------
--------------------------------------------------------------------------------
ENERGY (2.3%)
(b) Husky Oil Ltd.
      8.90%, 8/15/28                              1,175                 1,107
(e)Paiton Energy Funding B.V.
      9.34%, 2/15/14                              1,260                   252
--------------------------------------------------------------------------------

   The accompanying notes are an integral part of the financial statements.

                                              FACE
                                              AMOUNT                VALUE
                                              (000)                 (000)
-------------------------------------------------------------------------------
ENERGY (CONTINUED)
(d)Snyder Oil Corp.
      8.75%, 6/15/07                       U.S.$  2,200      U.S.$      2,195
Vintage Petroleum, Inc.
      8.625%, 2/1/09                                185                   179
 (d,e)9.75%, 6/30/09                                775                   794
                                                             -------------------
                                                                        4,527
                                                             -------------------
-------------------------------------------------------------------------------
FINANCIAL (0.5%)
     Golden State Holdings
      7.125%, 8/1/05                              1,185                 1,056
                                                             -------------------
-------------------------------------------------------------------------------
FOOD AND BEVERAGE (0.8%)
     Smithfield Foods, Inc.
      7.625%, 2/15/08                             1,700                 1,530
                                                             -------------------
-------------------------------------------------------------------------------
GAMING (6.7%)
(d)Harrahs Operating Co., Inc.
      7.875%, 12/15/05                            3,000                 2,887
(d,e)Horseshoe Gaming Holding
      8.625%, 5/15/09                             2,060                 1,978
(d,e)International Game Technology
      8.375%, 5/15/09                             2,400                 2,300
(d)Park Place Entertainment
      7.875%, 12/15/05                            2,200                 2,095
Station Casinos, Inc.
      8.875%, 12/1/08                               600                   578
 (d,e)10.125%, 3/15/06                            3,200                 3,260
                                                             -------------------
                                                                       13,098
                                                             -------------------
-------------------------------------------------------------------------------
GENERAL INDUSTRIAL (6.3%)
     Applied Power, Inc.
      8.75%, 4/1/09                                 670                   652
     Axia, Inc.
      10.75%, 7/15/08                               585                   537
(d,e)Hayes Lemmerz International, Inc.
      8.25%, 12/15/08                             2,850                 2,617
(d) Norcal Waste Systems, Inc.
      13.50%, 11/15/05                            1,655                 1,754
(d)Sequa Corp.
      9.00%, 8/1/09                               1,340                 1,296
(e)Tenneco Automotive, Inc.
      11.625%, 10/15/09                           1,950                 1,989
     Waste Management, Inc.
   (e)6.875%, 5/15/09                               180                   152
      7.00%, 10/15/06                             2,100                 1,857
      7.125%, 10/1/07                               960                   840
      7.125%, 12/15/17                              350                   275
      7.65%, 3/15/11                                375                   324
                                                             -------------------
                                                                       12,293
                                                             -------------------
-------------------------------------------------------------------------------
HEALTH CARE (7.5%)
(d)Columbia/HCA Healthcare
      6.91%, 6/15/05                       U.S.$  5,190      U.S.$      4,726
      7.00%, 7/1/07                               2,025                 1,799
      7.58%, 9/15/25                              2,120                 1,715
     Fresenius Medical Capital Trust II
      7.875%, 2/1/08                              1,860                 1,725
(e)Sirona Dental Systems
      9.125%, 7/15/08                      EUR      844                   655
(d)Tenet Healthcare Corp.
      8.625%, 1/15/07                      U.S.$  2,100                 2,027
(d,e)Tenet Healthcare Corp. 'B'
      8.125%, 12/1/08                             2,150                 2,010
                                                             -------------------
                                                                       14,657
                                                             -------------------
-------------------------------------------------------------------------------
HOTELS/LODGING/RESTAURANTS (3.0% )
     Hilton Hotels
      7.95%, 4/15/07                              3,000                 2,820
(d)HMH Properties 'A'
      7.875%, 8/1/05                              3,130                 2,911
(e)Host Marriott LP
      8.375%, 2/15/06                               250                   234
                                                             -------------------
                                                                        5,965
                                                             -------------------
-------------------------------------------------------------------------------
MEDIA & ENTERTAINMENT (3.5%)
     Chancellor Media Corp.
      9.00%, 10/1/08                                925                   960
(d,e)Chancellor Media Corp. 'B'
      8.125%, 12/15/07                            2,420                 2,408
(d,e)Echostar Dbs Corp.
      9.375%, 2/1/09                              1,900                 1,906
(d)Outdoor Systems, Inc.
      8.875%, 6/15/07                             1,480                 1,532
                                                             -------------------
                                                                        6,806
                                                             -------------------
-------------------------------------------------------------------------------
METALS (3.7%)
     Glencore Nickel Property Ltd.
      9.00%, 12/1/14                                515                   439
(e)Impress Metal Packaging
      9.875%, 5/29/07                      EUR    1,406                 1,368
      9.875%, 5/29/07                               205                   199
(e)Murrin Murrin Holdings Property Ltd.
      9.375%, 8/31/07                      U.S.$  2,600                 2,327
(d,e)National Steel Corp. 'D'
      9.875%, 3/1/09                              2,425                 2,492
(e)Republic Technology Capital
      13.75%, 7/15/09                               500                   330
                                                             -------------------
                                                                        7,155
                                                             -------------------
-------------------------------------------------------------------------------
PACKAGING (3.8%)
(d)Norampac, Inc.
      9.50%, 2/1/08                               2,080                 2,132
-------------------------------------------------------------------------------

   The accompanying notes are an integral part of the financial statements.

                                              FACE
                                              AMOUNT                VALUE
                                              (000)                 (000)
-------------------------------------------------------------------------------
PACKAGING (CONTINUED)
(e)Pacifica Papers, Inc.
      10.00%, 3/15/09                      U.S.$  2,065      U.S.$      2,127
(d)SD Warren Co. 'B'
      12.00%, 12/15/04                            2,235                 2,338
     Tembec Industries, Inc.
      8.625%, 6/30/09                               830                   832
                                                             -------------------
                                                                        7,429
                                                             -------------------
-------------------------------------------------------------------------------
REAL ESTATE/BUILDING (2.6%)
     American Standard Cos., Inc.
      7.125%, 6/1/06                       EUR    1,105                 1,111
      7.375%, 2/1/08                       U.S.$    750                   685
(d)D.R. Horton, Inc.
      8.00%, 2/1/09                               1,490                 1,371
(e)Nortek, Inc.
      8.875%, 8/1/08                              2,075                 1,982
                                                             -------------------
                                                                        5,149
                                                             -------------------
-------------------------------------------------------------------------------
RETAIL (6.1%)
(e)CA FM Lease Trust
      8.50%, 7/15/17                              1,372                 1,276
     DR Securitized Lease Trust
      6.66%, 8/15/10                              1,250                 1,090
      7.60%, 8/15/07                              3,006                 2,816
      9.35%, 8/15/19                                500                   457
(e)HMV Media Group plc
      10.25%, 5/15/08                               345                   304
(e)HMV Media Group plc 'B'
      10.875%, 5/15/08                     GBP    1,035                 1,538
     Musicland Group, Inc.
      9.00%, 6/15/03                       U.S.$    590                   569
(d)Musicland Group, Inc. 'B'
      9.875%, 3/15/08                             2,400                 2,184
   Stater Bros Hldgs
      10.75%, 8/15/06                             1,750                 1,768
                                                             -------------------
                                                                       12,002
                                                             -------------------
-------------------------------------------------------------------------------
TRANSPORTATION (2.3%)
(e)Aircraft Lease Portfolio Securitization Ltd.
      1996-1 P1D
      12.75%, 6/15/06                             1,526                 1,526
(e)Jet Equipment Trust 'C1'
      11.79%, 6/15/13                             1,500                 1,728
(e)Jet Equipment Trust 'D-95'
      11.44%, 11/1/14                             1,100                 1,249
                                                             -------------------
                                                                        4,503
                                                             -------------------
-------------------------------------------------------------------------------
UTILITIES (2.0%)
(d)AES Corp.
      8.50%, 11/1/07                       U.S.$  1,800      U.S.$      1,683
(d)CMS Energy Corp.
      7.50%, 1/15/09                              1,510                 1,377
(e)RAS Laffan Liquid Natural Gas
      8.294%, 3/15/14                               855                   806
                                                             -------------------
                                                                        3,866
                                                             -------------------
-------------------------------------------------------------------------------
TOTAL CORPORATE BONDS AND NOTES
      (Cost $169,551)                                                 165,216
                                                             -------------------
-------------------------------------------------------------------------------
ASSET BACKED SECURITIES (0.9%)
(e)Long Beach Auto 1997-1, 'B'
      14.22%, 10/26/03                              740                   730
(e)OHA Auto Grantor Trust 1997-1, 'B'
      11.00%, 9/15/03                             1,034                   989
-------------------------------------------------------------------------------
TOTAL ASSET BACKED SECURITIES
      (Cost $1,784)                                                     1,719
                                                             -------------------
-------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE
 OBLIGATIONS (0.7%)
(e)DLJ Mortgage Acceptance Corp.
      1997-CF2 S IO 0.357%, 10/15/30             32,245                   633
     Federal Home Mortgage Acceptance Corp.,
      7.929%, 11/1/18                             1,312                   460
     GMAC Commercial Mortgage Securities, Inc.
      1996-C1 X2 IO 1.967%, 3/15/21               5,943                   354
-------------------------------------------------------------------------------
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
      (Cost $2,452)                                                     1,447
                                                             -------------------
-------------------------------------------------------------------------------
SOVEREIGN & EMERGING MARKETS (10.4%)
(e)Bayan Telecommunications
      13.50%, 7/15/06                             1,875                 1,650
(e)Cablevison SA
      13.75%, 5/1/09                                750                   735
     Cellco Finance NV
      12.75%, 8/1/05                                900                   931
(b) CTI Holdings
      0.00%, 4/15/08                              2,750                 1,595
     Federative Republic of Brazil 'C' Bond PIK
      8.00%, 4/15/14                              1,831                 1,368
(d)Indah Kiat Finance
      10.00%, 7/1/07                              1,950                 1,443
(d)Multicanal
      10.50%, 2/1/07                              1,705                 1,473
-------------------------------------------------------------------------------

   The accompanying notes are an integral part of the financial statements.

                                              FACE
                                              AMOUNT                VALUE
                                              (000)                 (000)
-------------------------------------------------------------------------------
SOVEREIGN & EMERGING MARKETS (CONTINUED)
(c,e,g)NSM Steel, Inc.
      12.25%, 2/1/08                       U.S.$    825      U.S.$         1
(e)Nuevo Grupo Iusacell SA
      14.25%, 12/1/06                             1,200                 1,248
(e)PTC International Finance B.V.
      11.25%, 12/1/09                      EUR    1,290                 1,340
(b)Occidente y Caribe
      0.00%, 3/15/04                       U.S.$  3,125                 1,562
(d,e)Pindo Deli Finance (Mauritius)
      10.75%, 10/1/07                             1,955                 1,437
(e)Satelites Mexicanos 'B'
      10.125%, 11/1/04                              940                   639
(d)Republic of Columbia
      9.75%, 4/23/09                                930                   864
(d,e)TV Azetca `B'
      10.50%, 2/15/07                             3,500                 3,027
     United Mexican States
      6.25%, 12/31/19                               500                   394
     United Mexican States Par
      Bond 'W-A'
      6.25%, 12/31/19                               770                   607
-------------------------------------------------------------------------------
TOTAL SOVEREIGN & EMERGING MARKETS
      (Cost $22,839)                                                   20,314
                                                             -------------------
-------------------------------------------------------------------------------
                                                 SHARES
-------------------------------------------------------------------------------
PREFERRED STOCK (3.0%)
-------------------------------------------------------------------------------
COMMUNICATIONS (2.0%)
(e)Concentric Communications Corp.,
     PIK 13.50%                                   9,379                   929
(e)Dobson Communications Corp.,
     PIK 13.00%                                  10,222                 1,114
   IXC Communications, Inc.'B',
     PIK 12.50%                                   1,409                 1,564
   Nextel Communications, Inc. 'D',
     PIK 13.00%                                     250                   270
                                                             -------------------
                                                                        3,877
                                                             -------------------

                                                                    VALUE
                                              SHARES                (000)
-------------------------------------------------------------------------------
MEDIA & ENTERTAINMENT (0.6%)
  Paxson Communications Corp., PIK
      13.25%                                     11,931      U.S.$      1,220
                                                             -------------------
-------------------------------------------------------------------------------
RETAIL (0.4%)
  Kmart Financing, 7.75%                         16,150                   712
                                                             -------------------
-------------------------------------------------------------------------------
TOTAL PREFERRED STOCK
      (Cost $4,755)                                                     5,809
                                                             -------------------
-------------------------------------------------------------------------------

                                                 NO. OF
                                               WARRANTS
-------------------------------------------------------------------------------
WARRANTS (0.4%)
-------------------------------------------------------------------------------
COMMUNICATIONS(0.3%)
(a,e)American Mobile Satellite
      Corp., expiring 4/1/08                     17,250                    69
(a,e) Globalstar Telecom, expiring
      2/15/04                                     1,000                   150
(a,e)Iridium World Communications,
      Inc., expiring 7/15/05                        840                    -- @
(a,e)Tele1 Europe B.V., expiring 5/15/09         19,100                   325
                                                             -------------------
                                                                          544
                                                             -------------------
-------------------------------------------------------------------------------
SOVEREIGN AND EMERGING MARKETS (0.1%)
(a,e,g)NSM Steel, Inc., expiring 2/1/08       5,223,013                     5
  (a,e)Occidente y Caribe, expiring
        3/15/04                                 125,000                   188
                                                             -------------------
                                                                          193
                                                             -------------------
-------------------------------------------------------------------------------
TOTAL WARRANTS
 (Cost $54)                                                               737
                                                             -------------------
-------------------------------------------------------------------------------
                                              FACE
                                              AMOUNT
                                              (000)
-------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS (0.1%)
-------------------------------------------------------------------------------
REPURCHASE AGREEMENT
  Chase Securities, Inc., 2.60%, dated
   12/31/99, due 1/3/00, to be
   repurchased at U.S.$254,
   collateralized
   by U.S.$260 United States
   Treasury Note, 6.125%,
   due 12/31/01, valued at U.S.
   $259                                               U.
   (Cost U.S. $254)                             S.$ 254                   254
                                                             -------------------
-------------------------------------------------------------------------------

   The accompanying notes are an integral part of the financial statements.

                                              AMOUNT              AMOUNT
                                               (000)               (000)
----------------------------------------------------------------------------
TOTAL INVESTMENTS (100.0%)
  (Cost $201,689)                                               U.S.$195,496
                                                                ------------
----------------------------------------------------------------------------
OTHER ASSETS
 Interest Receivable                      U.S.$   4,584
 Due from Broker                                    176
 Net Unrealized Gain on
   Foreign Currency Exchange
    Contracts                                        92
 Foreign Withholding Tax
   Reclaim Receivable                                13
 Other Assets                                         6                4,871
                                               ---------        ------------
----------------------------------------------------------------------------
LIABILITIES
  Payable For:
   Reverse Repurchase Agreements                (51,421)
   Dividends Declared                            (1,330)
   Investment Advisory Fees                         (88)
   Directors' Fees and Expenses                     (63)
   Bank Overdraft                                   (54)
   Professional Fees                                (49)
   Shareholder Reporting
     Expenses                                       (37)
   Administrative Fees                              (13)
   Custodian Fees                                    (8)
  Other Liabilities                                 (15)             (53,078)
                                               ---------        ------------
----------------------------------------------------------------------------
NET ASSETS (100%)
  Applicable to 11,568,696, issued and
   outstanding U.S.$0.01 par value shares
   (100,000,000 shares authorized)                             U.S.$ 147,289
                                                               -------------
                                                               -------------
----------------------------------------------------------------------------
NET ASSET VALUE PER SHARE                                      U.S.$   12.73
                                                               -------------
                                                               -------------
----------------------------------------------------------------------------
AT DECEMBER 31, 1999, NET ASSETS CONSISTED OF:
----------------------------------------------------------------------------
 Common Stock                                                  U.S.$     116
 Capital Surplus                                                     155,100
 Distributions in Excess of Net Investment
   Income                                                               (112)
 Accumulated Net Realized Loss                                        (1,708)
 Unrealized Depreciation on Investments,
   Futures and Foreign Currency Translations                          (6,107)
----------------------------------------------------------------------------
TOTAL NET ASSETS                                               U.S.$ 147,289
                                                               -------------
                                                               -------------

----------------------------------------------------------------------------
----------------------------------------------------------------------------
     (a) -- Non-income producing
     (b) -- Step Bond -- coupon rate increases in increments to maturity. Rate disclosed is as of December 31, 1999. Maturity date disclosed is the ultimate maturity.
     (c) -- Security is in default.
     (d) -- Denotes all or a portion of securities subject to repurchase under Reverse Repurchase Agreements as of December 31, 1999 -- see note A-4 to financial statements.
     (e) -- 144A Security -- certain conditions for public sale may exist.
     (f) -- Denotes all or a portion of these securities was pledged to cover margin requirements for futures contracts.
     (g) -- Security valued at fair value -- see note A-1 to financial statements.
      @  -- Value is less than U.S. $500.
     IO  -- Interest Only.
     PIK -- Payment-in-Kind. Income may be paid in additional securities or cash at the discretion of the issuer.
-------------------------------------------------------------------------------
DECEMBER 31, 1999 EXCHANGE RATES:
-------------------------------------------------------------------------------

EUR  Euro                                                      0.992 = U.S.$1.00
GBP  British Pound                                             0.619 = U.S.$1.00

--------------------------------------------------------------------------------
FUTURES CONTRACTS:
   At December 31, 1999, the following futures contracts were open:

                                                              NET
              NUMBER         NOTIONAL                     UNREALIZED
                OF            VALUE          EXPIRATION      GAIN
             CONTRACTS        (000)             DATE         (000)
            -----------     ----------      ------------ ------------
  SHORT:
 Long Gilt      24          U.S.$  4,343      Mar-00       U.S.$108
                                   -----                   --------
                                   -----                   --------

--------------------------------------------------------------------------------

FOREIGN CURRENCY EXCHANGE CONTRACT INFORMATION:
  Under the terms of foreign currency exchange contracts open at December 31, 1999, the Fund is obligated to deliver foreign currency in exchange for U.S. dollars as indicated below:

                                                                      NET
CURRENCY                                   IN                     UNREALIZED
   TO                                    EXCHANGE                    GAIN
DELIVER        VALUE        SETTLEMENT     FOR          VALUE       (LOSS)
 (000)         (000)           DATE       (000)         (000)       (000)
---------- -------------- ------------ ------------ ------------- -----------
EUR   760   U.S.$    768     01/26/00  U.S.$   788   U.S.$   788   U.S.$   20
EUR   425            429     01/26/00          438           438            9
EUR 2,520          2,547     01/31/00        2,577         2,577           30
EUR 2,655          2,684     01/31/00        2,715         2,715           31
EUR 2,290          2,315     01/31/00        2,340         2,340           25
EUR   255            258     01/31/00          262           262            4
GBP 2,510          4,054     02/03/00        4,011         4,011          (43)
EUR   620            627     02/10/00          637           637           10
GBP   470            759     02/10/00          765           765            6
            ------------                             -----------   ----------
            U.S.$ 14,441                             U.S.$14,533   U.S.$   92
            ------------                             -----------   ----------
            ------------                             -----------   ----------
-----------------------------------------------------------------------------

   The accompanying notes are an integral part of the financial statements.

                                                                              YEAR ENDED
                                                                           DECEMBER 31, 1999
STATEMENT OF OPERATIONS                                                           (000)
------------------------------------------------------------------------------------------------
INVESTMENT INCOME
   Interest ..............................................................  U.S.$    15,711
   Dividends .............................................................                9
------------------------------------------------------------------------------------------------
     Total Income ........................................................           15,720
------------------------------------------------------------------------------------------------
EXPENSES
   Interest Expense on Borrowings ........................................            2,408
   Investment Advisory Fees ..............................................              883
   Administrative Fees ...................................................              173
   Professional Fees .....................................................               97
   Shareholder Reporting Expenses ........................................               80
   Directors' Fees and Expenses ..........................................               37
   Transfer Agent Fees ...................................................               27
   Custodian Fees ........................................................               25
   Other Expenses ........................................................               58
------------------------------------------------------------------------------------------------
     Total Expenses ......................................................            3,788
------------------------------------------------------------------------------------------------
       Net Investment Income .............................................           11,932
------------------------------------------------------------------------------------------------
NET REALIZED GAIN (LOSS)
   Investment Securities Sold ............................................           (1,050)
   Foreign Currency Transactions .........................................            1,122
   Futures Contracts .....................................................              110
------------------------------------------------------------------------------------------------
     Net Realized Gain ...................................................              182
------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION
   Depreciation on Investments ...........................................           (3,380)
   Appreciation on Foreign Currency Translations .........................               16
   Appreciation on Futures Contracts .....................................              140
------------------------------------------------------------------------------------------------
     Change in Unrealized Appreciation/Depreciation ......................           (3,224)
------------------------------------------------------------------------------------------------
Net Realized Gain and Change in Unrealized Appreciation/Depreciation .....           (3,042)
------------------------------------------------------------------------------------------------
   NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ..................  U.S.$     8,890
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------

                                                                                     YEAR ENDED           YEAR ENDED
                                                                                  DECEMBER 31, 1999    DECEMBER 31, 1998
STATEMENT OF CHANGES IN NET ASSETS                                                      (000)                (000)
---------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
   Net Investment Income ......................................................  U.S.$        11,932    U.S.$     11,817
   Net Realized Gain ..........................................................                  182               6,280
   Change in Unrealized Appreciation/Depreciation .............................               (3,224)            (12,066)
---------------------------------------------------------------------------------------------------------------------------
   Net Increase in Net Assets Resulting from Operations .......................                8,890               6,031
---------------------------------------------------------------------------------------------------------------------------
Distributions:
   Net Investment Income ......................................................              (13,027)            (12,267)
   In Excess of Net Investment Income .........................................                 (112)               (198)
   Net Realized Gain ..........................................................                   --              (6,732)
   In Excess of Net Realized Gain .............................................                   --                (597)
---------------------------------------------------------------------------------------------------------------------------
   Total Distributions ........................................................              (13,139)            (19,794)
---------------------------------------------------------------------------------------------------------------------------
Capital Share Transactions:
   Reinvestment of Distributions (48,132 and 42,301 shares, respectively) .....                  658                 653
   Common Stock Issued Through Rights Offering (2,720,275 and 0 shares,
   respectively) ..............................................................               31,304                  --
   Offering Costs .............................................................                 (364)                 --
---------------------------------------------------------------------------------------------------------------------------
   Net Increase in Net Assets Resulting from Capital Share Transactions .......               31,598                 653
---------------------------------------------------------------------------------------------------------------------------
   Total Increase (Decrease) ..................................................               27,349             (13,110)
Net Assets:
   Beginning of Period ........................................................              119,940             133,050
---------------------------------------------------------------------------------------------------------------------------
   End of Period (including distributions in excess of net investment income of
     U.S.$(112) and U.S.$(198), respectively) .................................  U.S.$       147,289    U.S.$    119,940
---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------

   The accompanying notes are an integral part of the financial statements.

                                                                                        YEAR ENDED
                                                                                      DECEMBER 31, 1999
STATEMENT OF CASH FLOWS                                                                    (000)
---------------------------------------------------------------------------------------------------------------------------
CASH FLOWS FROM INVESTING AND OPERATING ACTIVITIES:
   Proceeds from Sales of Investments .........................................   U.S.$      65,521
   Purchases of Investments ...................................................            (118,005)
   Net Decrease in Short-Term Investments .....................................               2,602
   Net Realized Gain for Foreign Currency Transactions ........................               1,122
   Investment Income ..........................................................              11,776
   Interest Expense Paid ......................................................              (1,727)
   Operating Expenses Paid ....................................................              (1,343)
---------------------------------------------------------------------------------------------------------------------------
   Net Cash Used by Investing and Operating Activities ........................             (40,054)
---------------------------------------------------------------------------------------------------------------------------
CASH FLOWS FROM FINANCING ACTIVITIES:
   Net Portfolio Share Transactions (net of offering cost of U.S. $364)                      30,940
   Net Cash Received for Reverse Repurchase Agreements ........................              28,811
   Cash Dividends and Distributions Paid (net of reinvestment of U S.$658)                  (19,798)
   Net Cash Received from Bank ................................................                  54
---------------------------------------------------------------------------------------------------------------------------
   Net Cash Provided for Financing Activities .................................              40,007
---------------------------------------------------------------------------------------------------------------------------
   Net Decrease in Cash .......................................................                 (47)
CASH AT BEGINNING OF PERIOD ...................................................                  47
---------------------------------------------------------------------------------------------------------------------------
CASH AT END OF PERIOD .........................................................   U.S.$           --
---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------
RECONCILIATION OF NET INVESTMENT INCOME TO NET CASH PROVIDED BY INVESTING AND OPERATING ACTIVITIES:
---------------------------------------------------------------------------------------------------------------------------
   Net Investment Income ......................................................  U.S.$       11,932
   Proceeds from Sales of Investments .........................................              65,521
   Purchases of Investments ...................................................            (118,005)
   Net Decrease in Short-Term Investments .....................................               2,602
   Net Realized Gain for Foreign Currency Transactions ........................               1,122
   Net Increase in Receivables Related to Operations ..........................              (1,333)
   Net Increase in Payables Related to Operations .............................                 717
   Accretion/Amortization of Discounts and Premiums ...........................              (2,610)
---------------------------------------------------------------------------------------------------------------------------
   Net Cash Used by Investing and Operating Activities ........................  U.S.$      (40,054)
---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------


   The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS

                                                                             YEAR ENDED DECEMBER 31,
                                                 -----------------------------------------------------------------------------------
SELECTED PER SHARE DATA AND RATIOS:                   1999             1998            1997           1996            1995
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD              U.S.$  13.62    U.S.$  15.19    U.S.$  14.45    U.S.$  13.63    U.S.$  11.96
------------------------------------------------------------------------------------------------------------------------------------
Offering Costs ...................................       (0.03)             --              --              --              --
------------------------------------------------------------------------------------------------------------------------------------
Net Investment Income ............................        1.28            1.34            1.37            1.35            1.34
Net Realized and Unrealized Gain (Loss) on
 Investments .....................................       (0.44)          (0.66)           1.21            0.89            1.60
------------------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations .............        0.84            0.68            2.58            2.24            2.94
------------------------------------------------------------------------------------------------------------------------------------
Distributions:
  Net Investment Income ..........................       (1.37)          (1.40)          (1.36)          (1.42)          (1.27)
  In Excess of Net Investment Income .............       (0.01)          (0.02)             --              --              --
  Net Realized Gain ..............................          --           (0.76)          (0.48)             --              --
  In Excess of Net Realized Gain .................          --           (0.07)             --              --              --
------------------------------------------------------------------------------------------------------------------------------------
    Total Distributions ..........................       (1.38)          (2.25)          (1.84)          (1.42)          (1.27)
------------------------------------------------------------------------------------------------------------------------------------
Decrease in Net Asset Value due to Shares
 Issued through Rights Offering ..................       (0.32)             --              --              --              --
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ...................U.S.$  12.73      U.S.$13.62    U.S.$  15.19    U.S.$  14.45    U.S.$  13.63
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE MARKET VALUE, END OF PERIOD ............U.S.$  11.06      U.S.$15.38    U.S.$  14.63    U.S.$  14.63    U.S.$  12.88
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:
  Market Value ...................................      (18.14)%+        11.15%          23.79%          25.92%          25.21%
  Net Asset Value (1) ............................        6.34%+          4.12%          18.48%          17.52%          26.07%
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
RATIOS, SUPPLEMENTAL DATA:
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (THOUSANDS) ............U.S.$147,289    U.S.$119,940    U.S.$133,050    U.S.$126,330    U.S.$118,863
------------------------------------------------------------------------------------------------------------------------------------
Ratio of Expenses to Average Net Assets ..........        2.99%           2.23%           2.76%           2.46%           2.79%
Ratio of Expenses Excluding Interest
  Expense to Average
  Net Assets .....................................        1.09%           1.10%           1.06%           1.12%           1.11%
Ratio of Net Investment Income to
  Average Net Assets .............................        9.43%           9.00%           8.98%           9.82%          10.29%
Portfolio Turnover Rate ..........................          40%             78%             94%            136%             84%
------------------------------------------------------------------------------------------------------------------------------------

+ This return does not include the effect of the rights issued in connection with the Rights offering.
(1) Total investment return based on net asset value per share reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and distributions, if any, were reinvested. This percentage is not an indication of the performance of a shareholder's investment in the Fund based on market value due to differences between the market price of the stock and the net asset value per share of the Fund.


   The accompanying notes are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 1999
--------------

     Morgan Stanley Dean Witter High Yield Fund, Inc. (formerly The Morgan Stanley High Yield Fund, Inc.) (the "Fund") was incorporated on September 23, 1993 and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The Fund's primary objective is to produce high current income and as a secondary objective, to seek capital appreciation, through investments primarily in high yield securities.

A. The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of its financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1. SECURITY VALUATION: In valuing the Fund's assets, all listed securities for which market quotations are readily available are valued at the last sales price on the valuation date, or if there was no sale on such date, at the mean between the current bid and asked prices. Securities which are traded over-the-counter are valued at the average of the mean of the current bid and asked prices obtained from reputable brokers. Bonds and other fixed income securities may be valued on the basis of prices provided by independent pricing services when such prices are believed to reflect the fair market value of such securities. The prices provided by a pricing service take into account broker dealer market price quotations for institutional size trading in similar groups of securities, security quality, maturity, coupon and other security characteristics as well as any developments related to the specific securities. Short-term securities which mature in 60 days or less are valued at amortized cost. All other securities and assets for which market values are not readily available (including investments which are subject to limitations as to their sale) are valued at fair value as determined in good faith under procedures approved by the Board of Directors, although the actual calculations may be done by others.

2. TAXES: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for U.S. Federal income taxes is required in the financial statements.

     The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on either income earned or repatriated. The Fund accrues such taxes when the related income is earned.

3. REPURCHASE AGREEMENTS: The Fund may enter into repurchase agreements under which the Fund lends excess cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities (collateral), with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

4. REVERSE REPURCHASE AGREEMENTS: The Fund may enter into reverse repurchase agreements with institutions that the Fund's investment adviser has determined are creditworthy. Under a reverse repurchase agreement, the Fund sells securities and agrees to repurchase them at a mutually agreed upon date and price. Reverse repurchase agreements involve the risk that the market value of the securities purchased with the proceeds from the sale of securities received by the Fund may decline below the price of the securities the Fund is obligated to repurchase. Reverse repurchase agreements also involve credit risk with the counterparty to the extent that the value of securities subject to repurchase exceed the Fund's liability under the reverse repurchase agreement. Securities subject to repurchase under reverse repurchase agreements are designated as such in the Statement of Net Assets.

     At December 31, 1999, the Fund had reverse repurchase agreements outstanding with Salomon Smith Barney as follows:

                                           MATURITY IN
                                            LESS THAN
                                            365 DAYS
                                           -----------
     Value of Securities Subject to
      Repurchase........................   $ 69,339,000
     Liability Under Reverse
      Repurchase Agreement..............   $ 51,421,000
     Interest Rate......................          6.67%

     The average weekly balance of reverse repurchase agreements outstanding during the year ended Decemeber 31, 1999 was approximately $37,954,000 at a weighted average interest rate of 6.60%.

5. FOREIGN CURRENCY TRANSLATION: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean of the bid and asked prices of such currencies against U.S. dollars last quoted by a major bank as follows:

     - investments, other assets and liabilities - at the prevailing rates of exchange on the valuation date;

     - investment transactions and investment income - at the prevailing rates of exchange on the dates of such transactions.

     Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) due to securities transactions are included in the reported net realized and unrealized gains (losses) on investment transactions and balances.

     Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from sales and maturities of foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on investments and foreign currency translations in the Statement of Net Assets. The change in net unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

     Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

The Fund may use derivatives to achieve its investment objectives. The Fund may engage in transactions in futures contracts on foreign currencies, stock indices, as well as in options, swaps and structured notes. Consistent with the Fund's investment objectives and policies, the Fund may use derivatives for non-hedging as well as hedging purposes.

Following is a description of derivative instruments that the Fund may utilize and their associated risks:

6. FOREIGN CURRENCY EXCHANGE CONTRACTS: The Fund may enter into foreign currency exchange contracts generally to attempt to protect securities and related receivables and payables against changes in future foreign exchange rates and, in certain situations, to gain exposure to a foreign currency. A foreign currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized gain or loss. The Fund records realized gains or losses when the contract is closed equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risk may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and is generally limited to the amount of unrealized gain on the contracts, if any, at the date of default. Risks may also arise from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

7. FORWARD COMMITMENTS AND WHEN-ISSUED/DELAYED DELIVERY SECURITIES:The Fund may make forward commitments to purchase or sell securities. Payment and delivery for securities which have been purchased or sold on a forward commitment basis can take place a month or more (not to exceed 120 days) after the date of the transaction. Additionally, the Fund may purchase securities on a when-issued or delayed delivery basis. Securities purchased on a when-issued or delayed delivery basis are purchased for delivery beyond the normal settlement date at a stated price and yield, and no income accrues to the Fund on such securities prior to delivery. When the Fund enters into a purchase transaction on a when-issued or delayed delivery basis, it either establishes a segregated account in which it maintains liquid assets in an amount at least equal in value to the Fund's commitments to purchase such securities or denotes such assets as segragated on the Fund's records. Purchasing securities on a forward commitment or when-issued or delayed-delivery basis may involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price, in which case there could be an unrealized loss at the time of delivery.

8. SWAP AGREEMENTS: The Fund may enter into swap agreements to exchange the return generated by one security, instrument or basket of instruments for the return generated by another security, instrument or basket of instruments. The following summarizes swaps which may be entered into by the Fund:

     INTEREST RATE SWAPS:     Interest rate swaps involve the exchange of
     commitments to pay and receive interest based on a notional principal amount. Net periodic interest payments to be received or paid are accrued daily and are recorded in the Statement of Operations as an adjustment to interest income. Interest rate swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized appreciation or depreciation in the Statement of Operations.

     TOTAL RETURN SWAPS:     Total return swaps involve commitments to pay
     interest in exchange for a market-linked return based on a notional amount. To the extent the total return of the security, instrument or basket of instruments underlying the transaction exceeds or falls short of the offsetting interest obligation, the Fund will receive a payment from or make a payment to the counterparty, respectively. Total return swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gains or losses in the Statement of Operations. Periodic payments received or made at the end of each measurement period, but prior to termination, are recorded as realized gains or losses in the Statement of Operations.

     Realized gains or losses on maturity or termination of interest rate and total return swaps are presented in the Statement of Operations. Because there is no organized market for these swap agreements, the value reported in the Statement of Net Assets may differ from that which would be realized in the event the Fund terminated its position in the agreement. Risks may arise upon entering into these agreements from the potential inability of the counterparties to meet the terms of the agreements and are generally limited to the amount of net interest payments to be received and/or favorable movements in the value of the underlying security, instrument or basket of instruments, if any, at the date of default.

     Risks also arise from potential losses from adverse market movements, and such losses could exceed the related amounts shown in the Statement of Net Assets.

9. STRUCTURED SECURITIES: The Fund may invest in interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of sovereign debt obligations. This type of restructuring involves the deposit with or purchase by an entity of specified instruments and the issuance by that entity of one or more classes of securities ("Structured Securities") backed by, or representing interests in, the underlying instruments. Structured Securities generally will expose the Fund to credit risks of the underlying instruments as well as of the issuer of the Structured Security. Structured Securities are typically sold in private placement transactions with no active trading market. Investments in Structured Securities may be more volatile than their underlying instruments, however, any loss is limited to the amount of the original investment.

10. FUTURES: The Fund may purchase and sell futures contracts. Futures contracts provide for the sale by one party and purchase by another party of a specified amount of a specified security, index, instrument or basket of instruments. Futures contracts (secured by cash or government securities deposited with brokers or custodians as "initial margin") are valued based upon their quoted daily settlement prices; changes in initial settlement value (represented by cash paid to or received from brokers as "variation margin") are accounted for as unrealized appreciation (depreciation). When futures contracts are closed, the difference between the opening value at the date of purchase and the value at closing is recorded as realized gains or losses in the Statement of Operations.

     The Fund may use futures contracts in order to manage exposure to the stock and bond markets, to hedge against unfavorable changes in the value of securities or to remain fully invested and to reduce transaction costs. Futures contract involve market risk in excess of the amounts recognized in the Statement of Net Assets. Risks arise from the possible movements in security values underlying these instruments. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

11. OVER-THE-COUNTER TRADING: Securities and other derivative instruments that may be purchased or sold by the Fund are expected to regularly consist of instruments not traded on an exchange. The risk of nonperformance by the obligor on such an instrument may be greater, and the ease with which the Fund can dispose of or enter into closing transactions with respect to such an instrument may be less than in the case of an exchange-traded instrument. In addition, significant disparities may exist between bid and asked prices for derivative instruments that are not traded on an exchange. Derivative instruments not traded on exchanges are also not subject to the same type of government regulation as exchange traded in-struments, and many of the protections afforded to participants in a regulated environment may not be available in connection with such transactions.

The Fund did not invest in Swap Agreements or Structured Securities or participate in Over-the-Counter Trading during the year ended December 31, 1999.

12. OTHER: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on the sale of investment securities are determined on the specific identified cost basis. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts and premiums on investments purchased are accreted or amortized in accordance with the effective yield method over their respective lives. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

     The amount and character of income and capital gain distributions to be paid by the Fund are determined in accordance with Federal income tax regulations, which may differ from generally accepted accounting principles. The book/tax differences are either considered temporary or permanent in nature.

     Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains and losses on certain investment transactions and the timing of the deductibility of certain expenses.

     Permanent book and tax basis differences may result in reclassifications among undistributed net investment income (loss), accumulated net realized gain (loss) and paid in capital.

     Adjustments for permanent book- tax differences, if any, are not reflected in ending undistributed net investment income (loss) for the purpose of calculating net investment income (loss) per share in the financial highlights.

B. Morgan Stanley Dean Witter Investment Management Inc. (the "Adviser") provides investment advisory services to the Fund under the terms of an Investment Advisory Agreement (the "Agreement"). Under the Agreement, the Adviser is paid a fee computed weekly and payable monthly at an annual rate of 0.70% of the Fund's average weekly net assets.

C. The Chase Manhattan Bank, through its corporate affiliate Chase Global Funds Services Company (the "Administrator"), provides administrative services to the Fund under an Administration Agreement. Under the Administration Agreement, the Administrator is paid a fee computed weekly and payable monthly at an annual rate of 0.08% of the Fund's average weekly net assets, plus $65,000 per annum. In addition, the Fund is charged certain out-of-pocket expenses by the Administrator.

D. The Chase Manhattan Bank serves as custodian for the Fund. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

E. During the year ended December 31, 1999, the Fund made purchases and sales totaling, approximately $117,755,000 and $63,744,000, respectively, of investment securities other than long-term U.S. Government securities and short-term investments. There were no purchases or sales of long-term U.S. Government securities. At December 31, 1999, the Federal income tax cost basis of securities was $201,753,000 and, accordingly, net unrealized depreciation for Federal income tax purposes was $6,257,000 of which $4,286,000 related to appreciated securities and $10,543,000 related to depreciated securities. At December 31, 1999, the Fund had a capital loss carryforward for U.S. Federal income tax purposes of approximately $1,337,000 available to offset future capital gains which will expire on December 31, 2007. To the extent that capital loss carryforwards are used to offset any future capital gains realized during the carryforward period as provided by U.S. Federal income tax regulations, no capital gains tax liability will be incurred by the Fund for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the shareholders. For the year ended December 31, 1999, the Fund intends to elect to defer to January 1, 2000, for U.S. Federal income tax purposes, post-October capital losses of $306,000.

F. A substantial portion of the Fund's total investments consist of high yield securities rated below investment grade. Investments in high-yield securities are accompanied by a greater degree of credit risk and the risk tends to be more sensitive to economic conditions than higher-rated securities. These investments are often traded by one market maker who may also be utilized by the Fund to provide pricing information used to value such securities. The amounts which will be realized upon disposition of the securities may differ from the value reflected on the statement of net assets and the differences could be material.

G. The Fund issued to its shareholders of record as of the close of business on August 23, 1999 non-transferable Rights to subscribe for up to an aggregate of 2,960,000 shares of Common Stock of the Fund at a rate of one share of Common Stock for three Rights held. During October 1999, the Fund issued a total of 2,720,275 shares of Common Stock on exercise of such Rights at the subscription price of $11.71 per share, compared to a net asset value per share of $12.97 and a market value per share of $12.38. Additionally, a sales load of $0.20 has been charged to each share issued. Rights' offering costs of $364,000 were charged directly against the proceeds of the Rights Offering.

H. Each Director of the Fund who is not an officer of the Fund or an affiliated person as defined under the Investment Company Act of 1940, as amended, may elect to participate in the Directors' Deferred Compensation Plan (the "Plan"). Under the Plan, such Directors may elect to defer payment of a percentage of their total fees earned as a Director of the Fund. These deferred portions are treated, based on an election by the Director, as if they were either invested in the Fund's shares or invested in U.S. Treasury Bills, as defined under the Plan. At December 31, 1999, the deferred fees payable, under the Plan, totaled approximately $63,000 and are included in Payable for Directors' Fees and Expenses on the Statement of Net Assets.

I. During December 1999, the Board of Directors declared a distribution of $0.115 per share, derived from net investment income, payable on January 14, 2000, to shareholders of record on December 21, 1999.

REPORT OF INDEPENDENT ACCOUNTANTS
-----------------
To the Shareholders and Board of Directors of Morgan Stanley Dean Witter High Yield Fund, Inc.
(formerly, The Morgan Stanley High Yield Fund, Inc.)


In our opinion, the accompanying statement of net assets and the related statements of operations, of changes in net assets and of cash flows and the financial highlights present fairly, in all material respects, the financial position of Morgan Stanley Dean Witter High Yield Fund, Inc. (the "Fund") at December 31, 1999, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.





PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036

February 18, 2000

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

     Pursuant to the Dividend Reinvestment and Cash Purchase Plan (the "Plan"), each shareholder may elect by providing written instructions to American Stock Transfer & Trust Company (the "Plan Agent") to have all distributions automatically reinvested in Fund Shares. Participants in the Plan have the option of making additional voluntary cash payments to the Plan Agent, annually, in any amount from $100 to $3,000, for investment in Fund shares.

     Dividend and capital gain distributions will be reinvested on the reinvestment date. If the market price per share equals or exceeds net asset value per share on the reinvestment date, the Fund will issue shares to participants at net asset value. If net asset value is less than 95% of the market price on the reinvestment date, shares will be issued at 95% of the market price. If net asset value exceeds the market price on the reinvestment date, participants will receive shares valued at market price. The Fund may purchase shares of its Common Stock in the open market in connection with dividend reinvestment requirements at the discretion of the Board of Directors. Should the Fund declare a dividend or capital gain distribution payable only in cash, the Plan Agent will purchase Fund shares for participants in the open market as agent for the participants.

     The Plan Agent's fees for the reinvestment of dividends and distributions will be paid by the Fund. However, each participant's account will be charged a pro rata share of brokerage commissions incurred on any open market purchases effected on such participant's behalf. A participant will also pay brokerage commissions incurred on purchases made by voluntary cash payments. Although shareholders in the Plan may receive no cash distributions, participation in the Plan will not relieve participants of any income tax which may be payable on such dividends or distributions.

     In the case of shareholders, such as banks, brokers or nominees, that hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the shareholder as representing the total amount registered in the shareholder's name and held for the account of beneficial owners who are participating in the Plan.

     Participants who wish to withdraw from the Plan should notify the Plan Agent in writing. There is no penalty for non-participation or withdrawal from the Plan, and shareholders who have previously withdrawn from the Plan may rejoin at any time. Requests for additional information or any correspondence concerning the Plan should be directed to the Plan Agent at:

                           Morgan Stanley Dean Witter High Yield Fund, Inc. American Stock Transfer & Trust Company
                           Dividend Reinvestment and Cash Purchase Plan
                           40 Wall Street
                           New York, NY 10005
                           1-800-278-4353


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